UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 15, 2003
Date of Report (Date of earliest event reported)

ROADWAY CORPORATION
 (Exact name of registrant as specified in its charter)

Commission File Number 000-32821

Delaware (State or other jurisdiction of incorporation or organization)	34-1956254 (I.R.S. Employer Identification No.)

1077 Gorge Boulevard
Akron, Ohio 44310
(Address of principal executive offices)
(Zip Code)

(330) 384-1717
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as part of this report:

Exhibit No.

99	Press Release.

Item 9. Information Being Provided under Item 12.

     On April 15, 2003, Roadway Corporation announced its results of operations for the fiscal quarter ending March 29, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADWAY CORPORATION (Registrant)

Date: April 15, 2003	By: /s/ John G. Coleman John G. Coleman Controller

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EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated April 15, 2003. Filed herewith.

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